UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Visual Networks, Inc.
(Name of Registrant as Specified in Its Charter)

Danaher Corporation

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:
☐ Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4) Date Filed:

This filing consists of (1) a press release issued by Danaher Corporation on December 2, 2005 announcing the definitive agreement to acquire Visual Networks, Inc., (2) a press release issued by Fluke Electronics Corporation on December 2, 2005 announcing the definitive agreement to acquire Visual Networks, Inc., (3) a Customer FAQ for use by Fluke Electronics Corporation with its customers, (4) an Employee FAQ distributed by Fluke Electronics Corporation to Visual Networks employees on December 2, 2005 and (5) a slide show presentation presented by Fluke Electronics Corporation to industry analysts.

Filed by Danaher Corporation Pursuant to Rule 14a-12 Under the Securities Exchange Act of 1934 Subject Company: Visual Networks, Inc. Commission File No.: 000-23699

Press Release Issued by Danaher Corporation

DANAHER CORPORATION ANNOUNCES DEFINITIVE AGREEMENT TO ACQUIRE VISUAL NETWORKS, INC.

Washington, D.C., December 2, 2005 — Danaher Corporation (NYSE:DHR) announced today that its wholly-owned subsidiary Fluke Electronics Corporation has entered into a definitive agreement to purchase Visual Networks, Inc. (NASDAQ: VNWK) for $1.83 per share. This represents a 25% premium to Visual Networks’ closing share price on December 1, 2005, and a total purchase price of approximately $75 million in cash, including transaction costs and net of estimated cash to be acquired. With 2004 revenues of approximately $53 million, Visual Networks, headquartered in Rockville, Maryland, is a leading provider of network test and application performance management solutions and will become a part of Danaher’s Fluke Networks business. The merger agreement, which has been unanimously approved by the board of directors of Visual Networks, is subject to Visual Networks shareholder approval, regulatory approvals and other customary conditions. Certain institutional investors, including Special Situations Fund III, L.P. and certain of its affiliates, and certain directors of Visual Networks, together holding in the aggregate shares representing approximately 11.2% of the votes to be cast on the merger, have entered into agreements to vote in favor of the transaction.

Danaher Corporation is a leading manufacturer of Professional Instrumentation, Industrial Technologies, and Tools and Components. (www.danaher.com)

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

Visual Networks plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Visual Networks, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Visual Networks by calling 301.296.2300.

Danaher Corporation and Visual Networks, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Danaher’s directors and executive officers is contained in Danaher’s Form 10-K for the year ended December 31, 2004 and its proxy statement dated March 25, 2005. Information regarding Visual Networks’ directors and executive officers is contained in Visual Networks’ Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 23, 2005 which are filed with the SEC. As of December 1, 2005, Visual Network’s directors and executive officers beneficially owned approximately 206,096 shares, or less than 1%, of Visual Networks’ common stock. All outstanding options for Visual Networks common stock, whether or not vested, including those held by current directors and executive officers, will be cashed out in the merger based on the $1.83 per share purchase price. In addition, Danaher’s subsidiary, Fluke Electronics Corporation, has also entered into employment agreements with Lawrence S. Barker and Donald Clarke, effective upon the closing of the merger. A more complete description will be available in the Proxy Statement.

Statements in this document regarding the proposed acquisition of Visual Networks, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Danaher or Visual Networks’ managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “will,” “plans,” “anticipates,” “expects” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the transaction, the ability of Danaher to successfully integrate Visual Networks’ operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2004 and most recent quarterly report filed with the SEC and in Visual Networks’ Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC. Danaher disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this document.

Please Contact:

Andy Wilson

Vice President, Investor Relations

Danaher Corporation

2099 Pennsylvania Avenue

Washington, D.C. 20006

202.828.0850

Filed by Danaher Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Visual Networks, Inc.

Commission File No.: 000-23699

Press Release Issued by Fluke Electronics Corporation

[FLUKE NETWORKS GRAPHIC APPEARS HERE]

#05-36

FOR	RELEASE: FOR MORE INFORMATION:
December	2, 2005

Paul Stone

Director, Worldwide Marketing Services

Fluke Networks

(425) 446-5425

paul.stone@flukenetworks.com

Fluke Networks Agrees to Acquire Visual Networks, Inc.

Acquisition of complementary application and network performance products expected to strengthen Fluke Networks’ position in monitoring & analysis of enterprise networks, application performance and VoIP management, and expand presence into managed services marketplace

EVERETT, Washington, December 2, 2005– Fluke Corporation, one of the Danaher Corporation family of companies, announced today that it has entered into a definitive agreement to purchase Visual Networks, Inc. (NASDAQ: VNWK) for $1.83 per share, reflecting a total purchase price of approximately $75 million in cash, including transaction costs and net of estimated cash to be acquired. The closing of the transaction is subject to Visual Networks shareholder approval, regulatory approvals and other customary conditions. Visual Networks will become a part of Danaher’s Fluke Networks business.

Visual Networks, headquartered in Rockville, Maryland, United States, is a leading provider of network test and application performance management solutions. The company’s technologies enable enterprises to reliably and securely manage the delivery and performance of key applications such as Voice over IP (VoIP) across their infrastructures. The company had revenues of approximately $52 million in 2004.

“The anticipated acquisition of Visual Networks will be a significant step in the evolution of Fluke Networks’ Enterprise vision as we continue to position ourselves for leadership in the network and application analysis market,” said Chris Odell, Fluke Networks president. “Both Fluke Networks’ product lines and market coverage are expected to be strengthened by this acquisition. As a result of the acquisition, we expect to be able to provide increased benefits and capabilities to enterprise customers that manage their own networks or outsource to a managed service provider.”

About Fluke Networks

Fluke Networks provides innovative solutions for the testing, monitoring and analysis of enterprise and telecommunications networks and the installation and certification of the fiber and copper forming the foundation for those networks. The company’s comprehensive line of Network SuperVision™ Solutions provide network installers, owners, and maintainers with superior vision, combining speed, accuracy and ease of use to optimize network performance. Headquartered in Everett, Washington, the company distributes its products in more than 50 countries. More information can be found by visiting Fluke Networks’ Web site at www.flukenetworks.com or by calling (800) 283-5853.

# # #

Statements in this document regarding the proposed acquisition of Visual Networks, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Fluke Networks managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “will,” “plans,” “anticipates,” “expects” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the transaction, the ability of Fluke Networks to successfully integrate Visual Networks’ operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2004 and most recent quarterly report filed with the SEC. Danaher disclaims any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this document.

Filed by Danaher Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Visual Networks, Inc.

Commission File No.: 000-23699

Customer FAQ for use by Fluke Electronics Corporation

[FLUKE NETWORKS GRAPHIC APPEARS HERE]

COMPANY CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

1.	What is being announced? Fluke Networks has announced a definitive agreement to purchase Visual Networks, Inc. (NASDAQ: VNWK) for an approximate purchase price of $75 million. Visual Networks will become a part of Fluke Networks’ Enterprise business after closing.

2.	Who is Fluke Networks? Part of the Danaher family of companies, Fluke Networks is a recognized global leader in solutions for the testing, monitoring and analysis of enterprise and telecommunications networks and the installation and certification of the fiber and copper forming the foundation for those networks. The company’s comprehensive line of Network SuperVision™ Solutions provide network installers, owners, and maintainers with superior vision, combining speed, accuracy and ease of use to optimize network performance.

Profitable since its inception, Fluke Networks sells and supports its products in more than 50 countries. Headquartered in Everett, Washington, Fluke Networks has major facilities in California, Colorado, Georgia, Ohio, New Jersey and Texas, a pan-European marketing and customer interaction center in the UK and sales offices worldwide.

3.	Is Fluke Networks different from Fluke Corporation? Yes. Both are part of the Electronic Test Platform, but they are separate operating entities within Danaher.

4.

What does Fluke Networks do? Fluke Networks’ Network SuperVision Solutions include products and services aimed at public and private network owners, installers and maintainers, from cable testing products to broadband data services equipment to Ethernet and IP monitoring and analysis software and hardware. The company has two main businesses. The first is Enterprise and Datacom, dealing with the installation and certification of both copper and fiber networks, and the ongoing management of the network as it is used. The other is Communications Service Provider (CSP), which services the telecom/outside plant markets. Visual Networks will become part of the Datacom and Enterprise group of Fluke Networks after closing.

Key Fluke Networks’ product lines in the enterprise space are the OptiView™ family of network Distributed Network Analysis products, including the OptiView Integrated Network Analyzer and the OptiView™ Link Analyzer, OptiView™ Workgroup Analyzer and OptiView™ WAN Analyzers. Other major products are SuperAgent Application Performance Analyzer and ReporterAnalyzer NetFlow analysis tool. Fluke Networks also makes portable network analysis tools such as EtherScope Network Assistant and NetTool Inline Tester.

5.	Why is Fluke Networks acquiring Visual Networks? This is a significant addition to Fluke Networks business and supports FNET’s vision of how to serve enterprise customers going forward. Combining the strengths of Fluke Networks and Visual Networks, two companies with industry leading solutions and recognized brands, will make Fluke Networks an even more valued resource for our customers. We will maintain Visual Networks’ expertise in the managed services market, and their solutions will bolster Fluke Networks’ already strong offerings in VoIP and application performance management.

6.	How will the two companies be integrated? An integration team made up of Fluke Networks, Fluke Corp. and Visual Networks associates will be formed. This team will work through all issues relating to the integration of Visual Networks’ personnel, operations and systems, marketing, product development and sales post-closing.

7.	What will this acquisition mean to Visual Networks’ customers? Customers have come to expect solid support from Visual Networks’ and its channel partners, and can continue to do so from Fluke Networks, a company well-known for providing world-class service. Fluke Networks is committed to a seamless transition period during which current Visual Networks customers should see no difference in support, sales or product availability.

8.	What will this mean for Fluke Networks’ Customers? For Fluke Networks’ customers, the acquisition means a broader range of application and network performance monitoring and analysis solutions, new capabilities in the area of managed services, and even stronger APM and VoIP offerings. With the addition of Visual Networks’ solutions to Fluke Networks’ product line, customers who use Network SuperVision Solutions to manage their network can also fully instrument, monitor and analyze their Enterprise networks to make sure service level agreements from carriers are met.

9.	How will Visual Networks products be sold? For the immediate future there will be no changes in the way Visual Networks products are sold, as the sales organizations of the two companies are largely complementary. The combination of VARs, master distributors and service providers adds a new and beneficial dimension to Fluke Networks’ sales capabilities. The integration teams will be evaluating what, if any, changes may be made in the future, but in the meantime current Visual Networks contacts remain the same.

10.	What parts of the sales process will remain the same? Initially, everything will remain the same. Sales contacts, order processing, orders in transit, billing and sales support are all remaining the same for at least 90 days after the acquisition closes.

11.	Will there be any changes to the way existing customers receive technical support on Visual Networks products? Not immediately. Visual Networks customers will continue to interface with Visual Networks sales and technical support organization just as they have in the past. As we continue our integration planning, we will determine the best way to serve our customers long-term, but maintaining solid support is critical during the transitional period and beyond. The same contact support processes and methods (phone, email, fax) will be used. If there are any changes to contact methods such as email addresses, there will be notification in advance.

12.	Will Visual Networks’ operations remain at its existing locations? Currently, we envision keeping Visual Networks’ existing headquarters in Rockville as well as their other locations. There are, however, many factors to be considered, so exact details will not be known until we begin to work with the Visual Networks team and understand how to best integrate the two organizations after the transaction is complete. We expect to work through this over the next several weeks and will communicate once any decisions are made.

13.	How can I get more information about this acquisition, Fluke Networks and Danaher? You can take a look at our company website, www.flukenetworks.com as well as the website of our corporate parent, Danaher www.danaher.com.

Filed by Danaher Corporation

Pursuant to Rule 14a-12

Under the Securities Exchange Act of 1934

Subject Company: Visual Networks, Inc.

Commission File No.: 000-23699

Employee FAQ Distributed to Employees of Visual Networks, Inc.

[FLUKE NETWORKS GRAPHIC APPEARS HERE]

COMPANY CONFIDENTIAL – DO NOT COPY OR DISTRIBUTE

1.	What is being announced? Fluke Corporation, one of the Danaher Corporation family of companies, has announced today that it has entered into a definitive agreement to purchase Visual Networks, Inc. (NASDAQ: VNWK) for an approximate purchase price of $75 million. Visual Networks will become a part of Danaher’s Fluke Networks business after closing.

2.	Who is Fluke Networks? Part of the Danaher family of companies, Fluke Networks is a recognized global leader in solutions for the testing, monitoring and analysis of enterprise and telecommunications networks and the installation and certification of the fiber and copper forming the foundation for those networks. The company’s comprehensive line of Network SuperVision™ Solutions provide network installers, owners, and maintainers with superior vision, combining speed, accuracy and ease of use to optimize network performance.

Profitable since its inception in 2000, Fluke Networks sells and supports its products in more than 50 countries. Headquartered in Everett, Washington, Fluke Networks has major facilities in California, Colorado, Georgia, Ohio, New Jersey and Texas, a pan-European marketing and customer interaction center in the UK and sales offices worldwide.

3.	Is Fluke Networks different from Fluke Corporation? Yes. Both are part of the Electronic Test Platform, but they are separate operating entities within Danaher.

4.

What does Fluke Networks do? Fluke Networks’ Network SuperVision Solutions™ include products and services aimed at public and private network owners, installers and maintainers, from cable testing products to broadband data services equipment to Ethernet and IP monitoring and analysis software and hardware. The company has two main businesses. The first is Enterprise and Datacom, dealing with the installation and certification of both copper and fiber networks, and the ongoing management of the network. The other is Communications Service Provider (CSP), which services the telecom/outside plant markets. Visual Networks will become part of the Datacom and Enterprise group of Fluke Networks after closing.

Key Fluke Networks’ product lines in the enterprise space are the OptiView™ family of network Distributed Network Analysis products, including the OptiView™ Integrated Network Analyzer and the OptiView™ Link Analyzer, OptiView™ Workgroup Analyzer and OptiView™ WAN Analyzers. Other major products are SuperAgent Application Performance Analyzer and ReporterAnalyzer NetFlow analysis tool. Fluke Networks also makes portable network analysis tools such as EtherScope™ Network Assistant and NetTool™ Inline Tester.

5.	Why is Fluke Networks acquiring Visual Networks? This is a significant addition to Fluke Networks business and supports FNET’s vision of how to serve enterprise customers going forward. Combining the strengths of Fluke Networks and Visual Networks, two companies with industry leading solutions and recognized brands, will make Fluke Networks an even more valued resource for our customers. We will maintain Visual Networks’ expertise in the managed services market, and add Fluke Networks’ understanding of how enterprises manage application LAN performance.

6.	What will this acquisition mean to Visual Networks customers? Customers have come to expect solid support from Visual Networks and its channel partners, and can continue to do so from Fluke Networks, a company well-known for providing world-class service. Fluke Networks is committed to a seamless transition period during which current Visual Networks customers should see no difference in support, sales or product availability.

7.	How will the two companies be integrated? An integration team made up of Fluke Networks, Fluke Corp. and Visual Networks associates will be formed. This team will work through all issues relating to the integration of Visual Networks’ personnel, operations and systems, marketing, product development and sales post-closing.

8.	Will Visual Networks’ operations remain at its existing locations? Currently, we envision keeping Visual Networks’ existing headquarters in Rockville as well as their other locations. There are, however, many factors to be considered, so exact details will not be known until we begin to work with the Visual Networks team and understand how to best integrate the two organizations after the transaction is completed. We expect to work through this over the next several weeks and will communicate once any decisions are made.

9.	How will Visual Networks products be sold? There are likely to be few changes in the way Visual Networks products are sold, as the sales organizations of the two companies are largely complementary. The combination of VARs, master distributors and service providers adds a new and beneficial dimension to FNET’s sales capabilities.

10.	Will there be any changes to the way existing customers receive technical support on Visual Networks products? Not immediately. Visual Networks’ customers will continue to interface with Visual Networks’ sales and technical support organization in the way they do today. As we continue our integration planning, we will determine the best way to serve customers long-term, but maintaining solid support is critical during the transition period and beyond. The same contact support processes and methods (phone, email, fax) will be used. If there are any changes to contact methods such as email addresses, there will be notification in advance.

11.	Am I now officially a Fluke Networks employee? No, not until the transaction is completed. While Visual Networks and Danaher have signed a definitive agreement approving the acquisition of Visual Networks by Fluke Networks, closing is not expected until the first quarter of 2006.

12.	Does this mean I am guaranteed a permanent position with Fluke Networks? Unfortunately, no. As previously stated, the Visual Networks and Fluke Networks leadership teams will be working together to build the best combined organization. We see the two organizations as largely complementary and will be working expeditiously to resolve any areas of overlap and communicate to all employees.

13.	What about my benefits? In order to ensure that all current employees are guaranteed uninterrupted benefits coverage during this transition we will immediately begin preparing for the enrollment of all Visual Networks employees into the Danaher benefits program. At closing, all Visual Networks employees will become Fluke Networks employees and be fully covered under the Danaher benefits program. Your years of service with Visual Networks will be credited for purposes of time off and retirement planning.

14.	Will our benefits change? Yes. Kurt Loring, Fluke Networks’ VP of Human Resources and members of his team will be providing details on all benefits including medical, dental and vision coverage, insurance options, 401K etc. Kurt will be on site in Rockville on December 5 to give an initial overview on benefits and will return with his team on December 14 to answer questions in depth and ensure all employees are effectively transferred to the new plan.

15.	Will our compensation change? You will be given an offer letter at the time of closing which will clearly articulate your compensation. Fluke Networks will not alter compensation without first doing a comprehensive review of positions and scope of authority. Therefore at this time we do not foresee changes.

16.	Has Fluke Networks done acquisitions before and how were those handled? Fluke Networks has averaged about one acquisition a year since becoming a separate operating company within Danaher in 2000, and each acquisition comes with its own unique circumstances. Two of the previous acquisitions, Microtest and LoopExpert, for example, each had different outcomes, but both were successful in terms of business performance. In Microtest’s case, market conditions and the nature of the acquisition (a key competitor, with significant product overlap), led to all Microtest facilities being closed, but many key Microtest employees remain with Fluke Networks to this day. In the case of LoopExpert, however, which was largely complementary to Fluke Networks, all the LoopExpert locations in New Jersey, Georgia and Ohio remain open and most LoopExpert employees remain with Fluke Networks.

Fluke Networks’ most recent acquisition was the Tools and Test Sets and Access Test and Measurement divisions of Harris Corporation. This resulted in the retention of nearly all acquired associates and addition of many successful telecom products to Fluke Networks line.

17.	What methods are used to disseminate company information to all employees? Fluke Networks and Danaher both use the web as their primary employee communication vehicles. Access to the intranet sites will be available to employees after closing. In the meantime, we will be communicating with you via email, webcasts and meetings.

18.	How can I get more information about this acquisition, Fluke Networks and Danaher? Chris Odell, President of Fluke Networks, will be on site in Rockville Monday, December 5, to host an all-employee meeting. He will be accompanied by members of his staff who will be involved in the integration You can also look at our company website, www.flukenetworks.com as well as the website of our corporate parent, Danaher www.danaher.com.

FLUKE networks

NETWORKSUPERVISION

IVR
CTI
ACD

NETWORKSUPERVISION

Fluke Networks’ Acquisition of
Visual Networks, Inc.
Filed by Danaher Corporation, Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Visual Networks, Inc.
Commission File No.: 000-23699

FLUKE networks
NETWORKSUPERVISION

VISUAL NETWORKS

Fluke Networks is acquiring
Visual Networks, Inc.
•
Who is Visual Networks?
•
Who is Fluke Networks?
•
Why is Fluke Networks acquiring Visual Networks?
•
What is Fluke Networks’ go-forward plan for Visual
Networks?

FLUKE networks
NETWORKSUPERVISION

VISUAL NETWORKS

Who is Visual Networks, Inc.?
•
Leading provider of network and application
performance management solutions
•
Based in Rockville, Maryland
•
Approximately $52 million revenue 2004
•
Key Products
•
Visual Uptime Select
•
Visual IP Insight
•
Market
•
Strong position with Communication Service
Providers in delivering managed services

Visual Networks strengths
•
Measurement and analysis of the interaction
between network performance and application
performance
•
The ability to fully instrument an entire enterprise to
make sure service level agreements from carriers
are met
•
Visibility into VoIP and application traffic regardless
of location in the enterprise
•
Includes hard-to-manage point-to-point VoIP
traffic between remote locations
•
Offering customers more cost effective management
with visibility for more remote locations

•
Continuously profitable company since its inception
•
Approximately 50% of revenue from outside the U.S.
•
Over 600 associates worldwide
Worldwide Headquarters: Everett, WA
Major facilities: Colorado Springs; Austin, TX; Dallas, TX; Buford, GA;
Cincinnati, OH; Bridgewater, NJ; Camarillo, CA
Sales Offices & Associates: Worldwide
Fluke Networks

Core Businesses
Distributed and handheld
LAN and WAN
test and analysis solutions
xDSL qualification
Process improvement
Access management and testing
Communication
Service Providers
Copper & fiber cable
certification and troubleshooting
Communication networks testing
Datacom
Installers
Enterprise
Management

Visual Networks will complement
Fluke Networks’ enterprise solutions
•
LAN and WAN test and analysis solutions
–
Portable Network Test & Analysis
• Enterprise-wide view from anywhere on your wired or wireless network
–
Wireless LAN troubleshooting and
management
• Solutions to successfully troubleshoot and manage
802.11a/b/g  wireless networks
–
Application and network performance
monitoring and analysis
• Enterprise application SLA monitoring, reporting and
application troubleshooting
• Enterprise WAN monitoring, analysis,
troubleshooting, capacity planning and executive reporting
• Remote office monitoring and troubleshooting solutions
• VoIP QoS monitoring and troubleshooting

FLUKE networks
NETWORK SUPERVISION

Visual UpTime Select
T1 CSU/DSU

The companies’ APM solutions
are also complementary
•
SuperAgent works in data center
–
Measures end-to-end response time
–
Identifies the problem domain
•
Visual Networks gathers data at remote
locations
–
Fully instruments remote locations
–
Reflects user experience

Why is Fluke Networks
acquiring Visual Networks?
•
Brings complementary application and network
performance products
•
Strengthens Fluke Networks’ position in monitoring
and analysis of enterprise networks
•
Expands Fluke Networks’ presence into the
managed services marketplace
•
Broadens reach to more customers via a network of
VARs, master distributors and carriers

FLUKE networks
NETWORK SUPERVISION
VISUAL NETWORKS

Where Visual Networks fits
within Fluke Networks?
•
Brand
–
Fluke Networks’ Network SuperVision
–
Visual Networks
• Visual Uptime Select
• Visual IP InSight
– “Provide the highest degree of visibility”
– “Visibility into layers 1-7”
–
Both companies offer customers vision into their networks
•
Products
–
Visual Networks’ solutions expand Fluke Networks’ application and network performance monitoring and analysis portfolio with large scale enterprise networked application traffic monitoring and troubleshooting
–
Visual Networks’ expands Fluke Networks’ presence into managed services marketplace
•
Markets
–
Visual Networks’ VARs, master distributors and carriers open reach customers not covered by FNET’s direct sales, rep firms and distributors

FLUKE networks

NETWORKSUPERVISION

IVR
CTI
ACD
Expert Analysis Engine
CRIS
LFACS
SORD
LMOS
SWITCH
BOSS
MARCH
WFA
ASON
ACIS
MTAS
NMA
FOMS
SONAR
REACT
NOW

NETWORKSUPERVISION

Important Additional Information and Where to Find It

Visual Networks, Inc. plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Visual Networks, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Visual Networks by calling 301.296.2300.

Danaher Corporation and Visual Networks, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Danaher’s directors and executive officers is contained in Danaher’s Form 10-K for the year ended December 31, 2005 and its proxy statement dated March 25, 2005. Information regarding Visual Networks’ directors and executive officers is contained in Visual Networks’ Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 23, 2005, which are filed with the SEC. As of December 1, 2005, Visual Networks’ directors and executive officers beneficially owned approximately 206,096 shares, or less than 1%, of Visual Networks’ common stock. In addition, Danaher’s subsidiary, Fluke Electronics Corporation, has also entered into employment agreements with Lawrence S. Barker and Donald Clarke, effective upon the closing of the merger. A more complete description will be available in the Proxy Statement.

Cautionary Note Regarding Forward-Looking Statements

Statements in this document regarding the proposed merger transaction, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Danaher or Visual Networks’ managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “will,” “plans,” “anticipates,” “expects” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the transaction, the ability of Danaher to successfully integrate Visual Networks’ operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC and in Visual Networks’ Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC. Danaher disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.